 EXHIBIT 9.1

Operational Summary and Status

We have now released updated information on our financial performance through the end of Fiscal 2012 and for the quarters ending September 2012 and December 2012.

We are especially proud to have turned our business around, recently reaching operational positive cash flow.

We are expecting 2013 to be a year of strong growth for our company.

As of the date of this disclosure, the Company is currently realizing daily growth in its Monthly Recurring Revenues (MRR) and in its equipment sales program due to continued success in the retail environment, online, in distribution channels, with new call center partners, and with international distribution partners.

Based on only the contracts the Company has currently signed, revenues exclusively from monthly monitoring contracts exceed our monthly expenses, putting the Company into a positive monthly operating cash flow position; a position, which grows in strength virtually every day. In addition to monthly monitoring contracts, the Company expects strong sales of MediPendant® products into its distribution network, which will add both additional revenues and gross margins to the income statement.

We expect this positive monthly operating cash flow position to continue for the foreseeable future due to the high quality and expected longevity of our customer contracts. Additionally, we expect this MRR to continue to grow on a steady basis, which will allow us to report high quality, recurring profits moving forward.

The Company’s relationship with its major retail distribution partner remains strong with sales and shipments occurring on a consistent basis. The Company will be conducting two new product promotions with this retailer beginning during the month of February 2013, which will entail both e-mails and postal service promotional material delivery to the retailer’s customers.

The Company is also realizing acceleration in its international business having recently announced two European distribution partnerships. The Company also recently announced it had signed a marketing and operations agreement with JTT-EMS LTD of Shijiazhuang, China to bring the MediPendant® personal medical alarm to the People's Republic of China. We are planning an acceleration of the marketing plan with the expectation to begin marketing under this partnership over the next few months. Additionally, we are currently in negotiations with this international partner to take a significant equity stake in the Corporation. We are in process of bidding on several additional very large contracts and we have brought on additional call center functions, which we believe will further accelerate our revenue growth.

We have signed a term sheet with the Gramercy Millennium Group.  The initial $1,050,000 Series A Preferred stock investment is based on a fully diluted post-money valuation of $6,075,000.  The lead investor will also have an option to invest an additional $5.1 million within six months of closing on the same terms. We are process of evaluating this investment and will be making a decision whether or not to move forward based on the best way to maximize overall shareholder value.

Over the past few months, we have significantly improved the strength of our balance sheet by paying off the vast majority of our trade payables, increasing our working capital, improving inventory levels and consolidating all of our long-term debt. We expect further balance sheet improvements over the coming weeks and months.

 The Company expects calendar year 2013 to be one of continued growth in both MRR and distribution sales.

Over the past few months our business has experienced significant revenue acceleration, allowing us to reach operating cash flow positive status.

Medical Alarm Concepts Holding, Inc. expects to be operational cash flow positive for the full year of 2013 with this positive cash flow being based mainly on high quality recurring monthly revenues.

1)	Name of the issuer or its predecessors (if any)

Medical Alarm Concepts Holding, Inc.

2)	Address of the issuer's principal executive offices

Company headquarters:

200 W. Church Rd.

Suite B

King of Prussia, PA 19406

877-639-2929

Email: info@medalarmco.com

Website: www.medipendant.com

IR Contract:

Ronald Adams

200 W. Church Rd.

Suite B

King of Prussia, PA 19406

877-639-2929

Email: Ronnie@medalarmco.com

Website: www.medipendant.com

3)	Security information

Trading symbol: MDHI

Exact title in class of securities outstanding:

Common

CUSIP: 58450R 10

Par or stated value: $0.0001

Total shares authorized: 800,000,000 as of January 15, 2012

Total shares outstanding: 729,456,232 as of January 15, 2012

Series B convertible preferred stock

Par or stated value: $0.0001

Total shares authorized: 50,000,000

Total outstanding: 0

(All Series B convertible preferred shares were retired during 2012)

Series A convertible preferred stock

Par or stated value: $0.0001

Total shares authorized: 50,000,000

Total Outstanding: 0

(all Series A convertible preferred shares were retired during 2012)

Transfer agent

West Coast Stock transfer, Inc.

2010 Hancock St.

Suite A

San Diego, CA 92110

(619) 664-4780

Is the transfer agent registered under the exchange act:

Yes

Are there any restrictions on the transfer of security:

None

Describe any trading suspension orders issued by the SEC in the past 12 months:

None

4)	Issuance History

March 31, 2011 period ending, the Company, in response to anti-dilution clauses in agreements issued 14,375,000 preferred B shares to certain shareholders. These shares have since been converted to common shares. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

March 31, 2011, period ending, certain shareholders converted 2,750,000 shares of Series B Convertible Stock for 2,750,000 shares of common stock. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

March 31, 2011 period ending, certain shareholders converted 39,125,000 shares of Series B Convertible Stock for 39,125,000 shares of common stock. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

March 31, 2011, period ending, certain note holders converted $50,000 of convertible notes at a conversion price of $0.00431 per share for 11,600,928 shares of common stock. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

April 4, 2011 – The Company entered into a joint marketing agreement with Yes DTC Holdings, Inc. As part of the marketing agreement and in exchange for the cancellation of $88,300 in debt owned by Medical Alarm Concepts, the Company agreed to issue Yes DTC Holdings, Inc. 21,536,585 shares of common stock. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

May 9, 2011 - The Company issued promissory notes to an accredited investor totaling a cash investment of $5,000 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  These notes were issued as a result of the investor’s payment of certain debt owed by the Company.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 3,658,536 shares of common stock at $0.0041. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

May 10, 2011 - 22,024,668 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

June 1, 2011 - The Company issued promissory notes to an investor totaling a cash investment of $6,000 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date. These notes were issued as a result of the investor’s payments of certain debts owed by the Company.   As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 1,463,414 shares of common stock at $0.0041.

June 8, 2011 - The Company issued promissory notes to an accredited investor totaling a cash investment of $15,000 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  These notes were issued as a result of the investor’s payment of certain debt owed by the Company.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 3,658,536 shares of common stock at $0.0041. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

June 8, 2011 - The Company issued promissory notes to an accredited investor for a cash investment of $845.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  These notes were issued as a result of the investor’s payment of certain debts owed by the Company.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 206,097 shares of common stock at $0.0041. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

June 20, 2011 - The Company issued promissory notes to an investor totaling a cash investment of $2,827.70 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date. These notes were issued as a result of the investor’s payments of certain debts owed by the Company.   As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 689,682 shares of common stock at $0.0041.

June 24, 2011 - 7,500,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

June 29, 2011 – 2,100,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

July 15, 2011 - The Company issued promissory notes to an accredited investor totaling a cash investment of $4,000 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  These notes were issued as a result of the investor’s payment of certain debt owed by the Company.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 3,658,536 shares of common stock at $0.0041. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

July 21, 2011 - The Company issued promissory notes to an accredited investor totaling a cash investment of $2,538.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  These notes were issued as a result of the investor’s payment of certain debts owed by the Company.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 619,024 shares of common stock at $0.0041. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

July 21, 2011 - The Company issued promissory notes to an accredited investor totaling $3,000.00 for a cash investment for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  These notes were issued as a result of the investor’s payment of certain debts owed by the Company.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 975,609 shares of common stock at $0.0041.

July 27, 2011 - The Company issued promissory notes to an investor totaling $3,000 for a cash investment for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date. These notes were issued as a result of the investor’s payments of certain debts owed by the Company.   As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 731,707 shares of common stock at $0.0041. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

July 27, 2011 - The Company issued promissory notes to an investor totaling $5,000 for a cash investment for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 1,219,512 shares of common stock at $0.0041. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

August 1, 2011 - The Company issued promissory notes to an accredited investor totaling a cash investment of $73,500 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 17,926,829 shares of common stock at $0.0041. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

August 16, 2011 the Company issued promissory notes to an accredited investor totaling a cash investment of $5,000 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 1,219,512 shares of common stock at $0.0041. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

August 29, 2011 - The Company issued promissory notes to an accredited investor totaling a cash investment of $3,000.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 731,707 shares of common stock at $0.0041. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

September 2, 2011 - The Company issued promissory notes to an accredited investor totaling a cash investment of $5,000.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 1,219,512 shares of common stock at $0.0041. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

September 7, 2011 - The Company issued promissory notes to an accredited investor totaling a cash investment of $12,500.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 3,048,780 shares of common stock at $0.0041. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

September 16, 2011 - The Company issued promissory notes to an accredited investor totaling a cash investment of $85,000.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0041, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 20,731,707 shares of common stock at $0.0041. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

September 21, 2011 - The Company issued promissory notes to an accredited investor a cash investment of $8,000.00 for the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0018, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 4,444,444 shares of common stock at $0.0018. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

September 26, 2011 - The Company issued promissory notes to an accredited investor for a cash investment of $11,250.00 into the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0018, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 6,250,000 shares of common stock at $0.0018. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

September 29, 2011 – 20,000,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

October 17, 2011 - 13,000,600 shares of restricted common stock were issued to a consultant for services rendered.

October 17, 2011 - 2,600,000 shares of restricted common stock were issued to a consultant for services rendered.

November 16, 2011 – 9,000,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

January 9, 2012 - 12,500,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

January 13, 2012 - 15,600,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

January 19, 2012 – 3,000,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

January 24, 2012 – 20,000,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

February 15, 2012 - 508,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

February 29, 2012 – 20,000,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

March 15, 2012 – 4,000,000 shares of restricted common stock were issued to a consultant for services rendered.

March 15, 2012 – 6,000,000 shares of restricted common stock were issued to a consultant for services rendered.

April 4, 2012 - 10,518,750 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

April 5, 2012 – 10,000,000 shares issued. On this date the Company entered into a global settlement agreement with a former holder of its toxic convertible debentures. Under the terms of the agreement, the former note holder surrendered 5,168,750 toxic warrants, which represented the entire remaining interest in the company. In exchange, the former note holder was issued 10,000,000 common shares, delivered in certificate form with no restrictive legend from a third-party holder.

April 12, 2012 – 12,000,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

April 19, 2012 – 23,000,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

May 1, 2012, the Company reached an agreement with holders of its convertible debt. Under the terms of the agreement, $21,875 of convertible debt was canceled. The debt holders received no common share, preferred share, warrant, option, or cash consideration for these cancellations. The cancellation of this debt and the associated warrants may allow the Company to reverse a significant portion of its derivative liability charges during the current fiscal quarter, or in subsequent quarters, and will likely result in significant reductions in shareholder dilution. This transaction was announced in a press release on May 1, 2012.

May 24, 2012, the Company reached an agreement with holders of its convertible debentures to cancel $34,376 of its potentially highly dilutive, toxic convertible debentures. In exchange for cancellation, the former debt holder received 28,214,284 common shares, which are subject to 144 sales restrictions. These common shares were subsequently cancelled.

May 25, 2012 - 15,000,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

May 29, 2012 – 4,000,000 shares of restricted common stock were issued to a consultant for consulting services rendered.

June 21, 2012 - 28,208,204 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

June 28, 2012 - 25,300,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

August 3, 2012, the Company reached an agreement with various investors in the Corporation who held certain rights to buy common stock in the Corporation (Warrant Holders). The Warrant Holders and the Company agreed that it is in the best interests of the Warrant Holders, the Corporation and common stockholders to cancel a total of 60.825 million warrants.

All of these warrants had strike prices that were above the closing bid price on the day before the agreement was reached, thus were considered “in the money” warrants. No compensation of any type was given to Warrant Holders who canceled their warrant positions. These warrants were granted on the following dates in the following amounts:

June 8, 2011	3,658,536
June 21, 2011	619,024
June 21, 2011	975,609
July 27, 2011	1,219,512
August 1, 2011	17,926,829
August 16, 2011	1,219,512
August 29, 2011	731,707
September 7, 2011	3,048,780
September 16, 2011	20,731,707
September 21, 2011	4,444,444
September 26, 2011	6,250,000

August 21, 2012 – 20,000,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

 September 14, 2012 - 14,250,000 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

November 15, 2011 - The Company issued promissory notes to an accredited investor for a cash investment of $58,000 into the Company, a form which is convertible into shares of the Company’s common stock at a fixed conversion price equal to the lesser of the fixed conversion price of $0.0021, or seventy five percent (75%) of the average of the closing bid price of the common stock as reported by Bloomberg LP for the principal market for the 5 trading days preceding the conversion date.  As part of this transaction the Company also issued to the subscriber a warrant to purchase an additional 29,000,000 shares of common stock at $0.002. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

November 20, 2012 - 49,192,308 common shares issued for conversion of convertible debt. The shares have not been registered under the Securities Act and were not registered or qualified in any jurisdiction. The securities described above were issued to “accredited” investors, as such term is promulgated by the SEC. In reliance upon such accredited investor’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above are exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC. No natural person beneficially or entity owns, directly or indirectly, more than 10% of any class of equity securities.

January 5, 2013 - The Company reached an agreement with a shareholder to cancel 28,214,284 common shares associated with convertible debt forgiveness and warrant cancellations relating to the agreements reached with debt holders on May 1, 2012 and May 24, 2012.

5)	Financial Statements

The following financial statements are outlined on the following pages:

Fiscal Year Ending June 30, 2011 - Consolidate Statement of Operations

Fiscal Year Ending June 30, 2011 - Consolidate Balance Sheet

Fiscal Year Ending June 30, 2012 – Consolidated Statement of Operations

Fiscal Year Ending June 30, 2012 – Consolidated Balance Sheet

Fiscal Quarter ending September 30, 2012 – Consolidated Statement of Operations

Fiscal Quarter ending September 30, 2012 – Consolidated Balance Sheet

Fiscal Quarter ending December 31, 2012 – Consolidated Statement of Operations

Fiscal Quarter ending December 31, 2012 – Consolidated Balance Sheet

Medical Alarm Concepts Holding, Inc.
CONSOLIDATED STATEMENTS
OF OPERATIONS
(Unaudited)	Year End Fiscal	Year End Fiscal	Quarter Ending	Quarter Ending
	June 30, 2011	June 30, 2012	September 30, 2012	December 31, 2012

Revenue	$452,110	$573,472	$95,426	$102,280
Cost of Sales	148,877	322,795	27,182	78,599

Gross Profit	$303,233	$250,678	$68,244	$23,681

Operating Expenses
Advertising and Marketing	599,032	98,472	56,672	43,892
Amortization	416,667	416,667	104,167	104,167
Compensation	52,470	47,184	33,000	26,798
Depreciation	5,249	5,250	1,312	1,312
General and Administrative	209,695	183,442	37,433	41,625
Professional Fees	135,320	139,737	14,788	16,164
Research and Development	108,742	18,300	30,000	836
Travel and Entertainment	46,598	33,434	5,804	5,817
Total Operating Expenses	$1,573,773	$942,485	$283,176	$240,611

Loss from Operations	$(1,270,540)	$(691,807)	$(214,932)	$(216,930)

Other Income (Expenses)			(40,000)
Gain (loss) on Derivative Liabilities	697,429
Interest for Patent		110,000	50,000	27,500
Interest Income (Expense)	(251,967)	18,500

Total Other income (Expense)	445,462	128,500	(90,000)	(27,500)

income (Loss) Before Income Taxes	$(825,078)	$(820,307)	$(304,932)	$(244,430)

Provision for Income Tax

Net Income (Loss)	$(825,078)	$(820,307)	$(304,932)	$(244,430)

Medical Alarm Concepts Holding, Inc.
CONSOLIDATED BALANCE SHEET
December 31, 2012
(Unaudited)
Current Assets
Cash and on Deposit at Vendors	$93,153
Restricted Cash	(265)
Account Receivable	58,514
Un-deposited Funds	3,796
Allowance for Bad Debt	(12,855)
Inventory	52,042
Loan Receivable	100,000
Payroll Exchange	1,907
Total Current Assets	$196,265
Fixtures	20,000
Office Equipment	11,964
Accum. Depreciation	(23,625)
Patent	2,500,000
Amort. of Patent	(1,874,998)
Shareholders Loans	49,508

Total Assets	$879,115
Current Liabilities
Accounts Payable	86,348
Unapplied Cash	1,299
Unapplied Credit	4,393
Accrued Expenses	12,005
Taxes Payable	18,895
Due to Officer	43,011
Prepay to AR	0
Def Revenue	240,500
Common Stock to be Issued	15,000
Total Current Liabilities	$421,451

Long Term Liabilities
Derivative Liabilities - Warrants	393,380
Note to Biotech	472,794
Note Payable - Long Term	2,500,000
Note Payable - Investors	346,921

Total Liabilities	$4,134,546

Equity
Paid in Capital	5,359,169
Common Stock	122,256
Retained Earnings	(22,654,050)
Retained Earnings - CPC	14,936,987
Preferred Stock	55
Preferred Stock Series B	995
Net Income (Loss Current Fiscal	(1,021,383)
Total Liabilities & Equity	$878,576

Medical Alarm Concepts Holding, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months	Three Month Ending	Year End Fiscal
	March 31, 2011	June 1, 2011	June 30, 2011
	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$418,776	$33,334	$452,110
Cost of Sales	147,115	1,762	148,877

Gross Profit	271,661	31,572	303,233
Operating Expenses
Advertising and Marketing	596,137	2,895	599,032
Amortization	312,500	104,167	416,667
Compensation	52,470		52,470
Depreciation	3,937	1,312	5,249
General and Administrative	174,492	35,203	209,695
Professional Fees	138,165	(2,845)	135,320
Research and Development	74,280	34,462	108,742
Travel and Entertainment	42,503	4,095	46,598
Total Operating Expenses	1,394,492	179,289	1,573,773
Loss from Operations	$1,122,381)	$147,717)	$1,270,540)
Other Income (Expenses)
Gain (loss) on Derivative Liabilities	697,429		697,429
Other Expense
Interest Income (Expense)	(214,467)	(37,500)	(251,967)

Total Other income (Expense)	482,962	(37,500)	445,462

Income (Loss) Before Taxes	$(639,869)	$(185,217)	$(825,078)

Provision for Income Tax

Net Income (Loss)	$(639,869)	$(185,217)	$(825,078)
Net Income (loss) Per share	(0)

Average Common Shares	247,132,983

Medical Alarm Concepts Holding, Inc.
CONSOLIDATED BALANCE SHEET

June 30, 2011
(Unaudited )

Current Assets
Cash	$(794)
Restructured Cash	(265)
Account Receivable	24,035
Allowance for Bad Debt	(12,855)
Inventory	22,462
Payroll Exchange	1,907

Total Current Assets	$34,491

Fixtures	20,000
Office Equipment	11,964
Accum. Depreciation	(15,750)
Patent	2,500,000
Amort. of Patent	(1,249,998)
Shareholders Loans	49,508

Total Assets	$1,350,215

Liabilities
Accounts Payable	188,630
Unapplied Cash	709
Unapplied Credit	4,852
Taxes Payable	18,895
Due to Officer	43,011
Def Reveues	80,998
Derivative Liabilities - Warrants	393,380
Common Stock to be Issued	15,000
Note Payable - Long Term	2,500,000
Note Payable - Investors	298,456

Total Liabilities	$3,543,930

Equity
Paid in Capital	$5,212,540
Common Stock	32,761
Retained Earnings	(22,112,181)
Retained Earnings - CPC	14,936,987
Preferred Stock	55
Preferred Stock Series B	995
Net Income (Loss Current Fiscal	(264,872)

Total Liabilities & Equity	$1,350,215

Medical Alarm Concepts Holding, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS

Year End Fiscal
June 30, 2012
(unaudited )

Revenue	$573,472
Cost of Sales	323,795

Gross Profit	$249,833

Operating Expenses
Advertising and Marketing	98,472
Amortization	416,667
Compensation	21,950
Depreciation	5,250
General and Administrative	325,757
Professional Fees	32,998
Research and Development	18,300
Travel and Entertainment	31,457
Total Operating Expenses	950,850

Loss from Operations	$(701,018)

Other Income (Expenses)	125,001
Gain (loss) on Derivative Liabilities
Interest for Patent	154,500
Interest Income (Expense)	18,500

Total Other income (Expense)	(47,999)

income (Loss) Before Income Taxes	$(749,017)

Provision for Income Tax	0

Net Income (Loss)	$(749,017)

Medical Alarm Concepts Holding, Inc.
CONSOLIDATED BALANCE SHEET
June 30, 2012
(Unaudited)
Current Assets
Cash and on Deposit at Vendors	$120,978
Restricted Cash	(265)
Account Receivable	16,970
Undeposited Funds	3,967
Allowance for Bad Debt	(12,855)
Inventory	52,042
Loan Receivable	100,000
Payroll Exchange	1,907
Total Current Assets	$282,744
Fixtures	20,000
Office Equipment	11,964
Accum. Depreciation	(21,000)
Patent	2,500,000
Amort. of Patent	(1,666,664)
Shareholders Loans	49,508

Total Assets	$1,176,551

Liabilities
Accounts Payable	67,285
Unapplied Cash	1,203
Unapplied Credit	4,393
Accrued Expenses	12,005
Taxes Payable	18,895
Due to Officer	43,011
Prepay to AR	228
Total Current Liabilities	$147,020

Long Term Notes	465,294
Def Revenue	103,945
Derivative Liabilities - Warrants	393,380
Common Stock to be Issued	15,000
Note Payable - Long Term	2,500,000
Note Payable - Investors	312,471
Total Long Term Liabilities	$3,790,089

Total Liabilities	$3,937,109

Equity
Paid in Capital	5,328,769
Common Stock	98,706
Retained Earnings	(22,654,050)
Retained Earnings - CPC	14,936,987
Preferred Stock	55
Preferred Stock Series B	995
Net Income (Loss Current Fiscal	(472,020)

Total Liabilities & Equity	$1,176,551

Medical Alarm Concepts Holding, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS

Fiscal Quarter Ending
September 30, 2012
( Unaudited )
Revenue	$95,426
Cost of Sales	27,182

Gross Profit	$68,244

Operating Expenses
Advertising and Marketing	56,672
Amortization	104,167
Compensation	33,000
Depreciation	1,312
General and Administrative	37,433
Professional Fees	14,788
Research and Development	30,000
Travel and Entertainment	5,804
Total Operating Expenses	283,176

Loss from Operations	$(214,932)

Other Income (Expenses)	(40,000)
Gain (loss) on Derivative Liabilities
Interest for Patent	50,000
Interest Income (Expense)

Total Other income (Expense)	(90,000)

income (Loss) Before Income Taxes	$(304,932)

Provision for Income Tax	0

Net Income (Loss)	$(304,932)

Medical Alarm Concepts Holding, Inc.
CONSOLIDATED BALANCE SHEET
September 30, 2012
(Unaudited)
Current Assets
Cash and on Deposit at Vendors	$103,258
Restricted Cash	(265)
Account Receivable	62,462
Undeposited Funds	3,769
Allowance for Bad Debt	(12,855)
Inventory	52,042
Payroll Exchange	1,907
Total Current Assets	$210,318
Fixtures	20,000
Office Equipment	11,964
Accum. Depreciation	(22,312)
Patent	2,500,000
Amort. of Patent	(1,770,831)
Shareholders Loans	49,508

Total Assets	$998,647

Liabilities
Accounts Payable	71,497
Unapplied Cash	1,323
Unapplied Credit	4,932
Accrued Expenses	12,005
Taxes Payable	18,895
Due to Officer	43,011
Prepay to AR	37
Total Current Liabilities	$151,700

Long Term Notes	299,640
Def Revenues	170,642
Derivative Liabilities - Warrants	393,380
Common Stock to be Issued	15,000
Note Payable - Long Term	2,500,000
Note Payable - Investors	472,794
Total Long Term Liabilities	$3,851,456

Total Liabilities	$4,000,687

Equity
Paid in Capital	5,368,669
Common Stock	122,256
Retained Earnings	(22,654,050)
Retained Earnings - CPC	14,936,987
Preferred Stock	55
Preferred Stock Series B	995
Net Income (Loss Current Fiscal	(776,953)

Total Liabilities & Equity	$998,647

6)	Description of Business, Products and Services

A - Description of the issuer's business operations:

As of the date of this disclosure, the Company is currently realizing daily growth in its Monthly Recurring Revenues (MRR) and in its equipment sales program due to continued success in the retail environment, online, in distribution channels, with new call center partners, and with international distribution partners.

Based on only the contracts the Company has currently signed, revenues exclusively from monthly monitoring contracts exceed our monthly expenses, putting the Company into a positive monthly operating cash flow position; a position, which grows in strength virtually every day. In addition to monthly monitoring contracts, the Company expects strong sales of MediPendant® products into its distribution network, which will add both additional revenues and gross margins to the income statement.

We expect this positive monthly operating cash flow position to continue for the foreseeable future due to the high quality and expected longevity of our customer contracts. Additionally, we expect this MRR to continue to grow on a steady basis, which will allow us to report high quality, recurring profits moving forward.

The Company’s relationship with its major retail distribution partner remains strong with sales and shipments occurring on a consistent basis. The Company will be conducting two new product promotions with this retailer beginning during the month of February 2013, which will entail both e-mails and postal service promotional material delivery to the retailer’s customers.

The Company is also realizing acceleration in its international business having recently announced two European distribution partnerships. The Company also recently announced it had signed a marketing and operations agreement with JTT-EMS LTD of Shijiazhuang, China to bring the MediPendant® personal medical alarm to the People's Republic of China. We are planning an acceleration of the marketing plan with the expectation to begin marketing under this partnership over the next few months. Additionally, we are currently in negotiations with this international partner to take a significant equity stake in the Corporation. We are in process of bidding on several additional very large contracts and we have brought on additional call center functions, which we believe will further accelerate our revenue growth.

We have signed a term sheet with the Gramercy Millennium Group.  The initial $1,050,000 Series A Preferred stock investment is based on a fully diluted post-money valuation of $6,075,000.  The lead investor will also have an option to invest an additional $5.1 million within six months of closing on the same terms. We are process of evaluating this investment and will be making a decision whether or not to move forward based on the best way to maximize overall shareholder value.

Over the past few months, we have significantly improved the strength of our balance sheet by paying off the vast majority of our trade payables, increasing our working capital, improving inventory levels and consolidating all of our long-term debt. We expect further balance sheet improvements over the coming weeks and months.

The Company expects calendar year 2013 to be one of continued growth in both MRR and distribution sales.

Over the past few months our business has experienced significant revenue acceleration, allowing us to reach operating cash flow positive status.

Medical Alarm Concepts Holding, Inc. expects to be operational cash flow positive for the full year of 2013 with this positive cash flow being based mainly on high quality recurring monthly revenues.

Medical Alarm Concepts Holding, Inc. (the “Company” or “Medical Alarm”) was formed in June 2008 and, on June 24, 2008, we acquired 100% of the membership interests in Medical Alarm Concepts, LLC, a Delaware limited liability corporation.  Our plan is to provide 24-hour personal response monitoring services and related products to subscribers with medical or age-related conditions.  Our product is a home communicator that connects directly to a telephone line via remote access.  Our product is a medical pendent that, when activated, sends an automated digital telephone signal to a monitoring facility where a highly trained professional responds to the alert and provides the proper assistance.

The obvious and most common use for medical alarms is as a safeguard for the elderly.  While very few things can prevent falls by elderly persons, medical alarms mitigate the potential harm done if there is not a timely response to such an accident.  Medical alarms are more convenient and safer than the telephone.  The user wears a medical alarm on his or her wrist, around his or her neck, or on his or her belt so that it is always accessible and easy to reach.

Marketing efforts will include a major retail presence, advertising on the web and in print media, on the radio, and on television.  Interested parties will be invited to: (1) inquire about medical alarms through our website at www.medipendant; (2) call our toll-free telephone number at 877-639-2929; or (3) write in for information at our executive offices.

The Company has taken the proven personal emergency response system (PERS) and upgraded it with a new state-of-the-art technology.  We are introducing a 2-way voice speakerphone pendant that connects to a monitored call center.  No other PERS system on the market today offers two-way voice communication directly through the pendant and with voice prompts.  In an emergency, the current systems require the user to be near the base station in order to communicate with the monitoring center.  This leaves the user confined to a one-room radius of the base station at all times.  Our system enables the user to communicate directly through their wearable pendant, leaving them free to move anywhere in and around the home.

The Company’s primary focus is in the sale of our medical devices and monitoring services.  We intend to link, install and monitor the medical alarm systems to a central station.  Our home communicator connects to a telephone line and our medical pendent, when activated, sends an automated digital telephone signal to a monitoring facility.  Within seconds of activation, a highly trained monitoring professional follows a proscribed response protocol to quickly assess the situation and provide an appropriate response.  This may include calling the police, fire, or ambulance to respond to the situation, or calling family, friends, or neighbors.

In addition, we also have a retail division that allows individuals who prefer not to pay the monthly fee, to make a one-time purchase of the unit.  The unit will connect them to either a designated personal contact or to 911.

B - Date and State of Incorporation

Medical Alarm Concepts Holding, Inc., a Nevada Corporation, was formed in June 24, 2008 and, on June 24, 2008, we acquired 100% of the membership interests in Medical Alarm Concepts, LLC, a Delaware limited liability corporation.

C – Issuer’s Primary SIC Code

3669

D – Issuer’s Fiscal Year End Date:

June

 E - Principal products or services, and their markets:

The MediPendant® is a second-generation personal medical alarm and the only product in its category that allows for monitored, two-way communications directly through the pendant. Older generations of technology require the user to be in close proximity to the base station in order to speak and listen to the operator.  With the MediPendant®, the customer can be anywhere within 600+ feet of their home, and in the event of an emergency, speak and listen to an EMT-trained operator directly through the pendant.

The Company markets its products online, through the Internet, in conjunction with a major retailer, through various domestic resellers, and most recently through international partnerships.

7) Describe the Issuer's Facilities

The company is headquartered at 200 W. Church Rd. Suite B, King of Prussia, PA 19406.

The telephone number is 877-639-2929.

The company utilizes the services of various call centers for customer service functions and utilizes other various call centers for the monitoring of its personal emergency medical alarm devices.

The Company has adopted the guidelines as set out in section 330-30-35-6 of the FASB Accounting Standards Codification for patent costs.  Under the requirements as set out, the Company capitalizes and amortizes patent costs associated with the licensed product the Company intends to sell pursuant to the Purchase Agreement and the Patent Assignment Agreements, entered into on July 10, 2008 and effective July 30, 2008, over their estimated useful life of six (6) years.  The costs of defending and maintaining patents are expensed as incurred.  Upon becoming fully amortized, the related cost and accumulated amortization are removed from the accounts.

On July 10, 2008, the Company entered into a Purchase Agreement and Patent Assignment Agreement (the “Agreement”) to be effective July 31, 2008.  The Company is obligated to pay the seller $2,500,000 on June 30, 2012.  The Agreement specifies interest of 6% to be payable monthly, commencing on July 31, 2008. This agreement has been modified and obligates the Company to pay the seller $2,500,000. The patent is being amortized over its estimated useful life of six (6) years.

8) Officers, Directors, and Control Persons

A – Names of Officers, Directors and Control Persons

Ronnie Adams

Ronnie Adams serves as our CEO, President, Chief Financial Officer, and Director.  He has also served as President and Chief Financial Officer of a NASDAQ company that he started from inception and grew to over $60 million.  Mr. Adams was the recipient of the prestigious Entrepreneur of the Year Award in 1996, sponsored by Dow Jones, NASDAQ, and Ernst & Young.

Mr. Adams is a director of the Corporation and is a control person with beneficial ownership of more than 5% of the issuer’s equity securities, as of the date of this information statement.

Alan Polsky

Mr. Polsky is a director of the Corporation.

B – Legal/Disciplinary History

Mr. Adams:

A conviction in a criminal proceeding or named as a defendant in a pending criminal proceeding (excluding traffic violations and other minor offenses):

No

The entry of a judgment, order, or decree, not subsequently reversed, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, Bard, suspended or otherwise limited such person's involvement in any type of business, securities, commodities, or banking activities:

No

Is the finding or judgment by a court of competent jurisdiction, the securities and exchange commission, the commodities futures trading commission, or a state securities regulator the violation of federal or state securities or commodities law, which fighting or judgment has not been reversed, suspended, or vacated;

No

The entry of an order of self-regulatory organization that permanently or temporarily barred, suspended, or otherwise limited such person's involvement in a type of business or securities activity:

No

Mr. Polsky:

A conviction in a criminal proceeding or named as a defendant in a pending criminal proceeding (excluding traffic violations and other minor offenses):

No

The entry of a judgment, order, or decree, not subsequently reversed, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, Bard, suspended or otherwise limited such person's involvement in any type of business, securities, commodities, or banking activities:

No

It's the finding or judgment by a court of competent jurisdiction, the securities and exchange commission, the commodities futures trading commission, or a state securities regulator the violation of federal or state securities or commodities law, which fighting or judgment has not been reversed, suspended, or vacated;

No

The entry of an order of self-regulatory organization that permanently or temporarily barred, suspended, or otherwise limited such person's involvement in a type of business or securities activity:

No

C - Beneficial Shareholders

Ronnie Adams – CEO, President, CFO, Director

Alan Polsky – Director

 9) Third Party Providers

Legal Counsel:

Willa Qian, Esq.

Qian & Nemecek LLP

100 Pine, Suite 1550

San Francisco, CA 94111

(415) 475-2537

(413) 451-0628

www.qnlawgroup.com

 Accountant or Auditor:

Position currently open

Investor Relations Consultant:

None

Disclosures

Issuer’s Certification:

I, Ronnie Adams, CEO and Director of Medical Alarm Concepts, Holding, Inc. certify that:

1)	I have reviewed this information disclosure statement of Medical Alarm Concepts Holding, Inc.;

2)	Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and;

3)	Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

Date: February 12, 2013	Medical Alarm Concepts Holding, Inc.
	By	/s/ Ronnie Adams
Name: Ronnie Adams Title: Director and CEO